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                                                                   Exhibit 10(q)

                              THE ALLEN GROUP INC.

                     NON-QUALIFIED OPTION TO PURCHASE STOCK
                     --------------------------------------

Number of Shares ______________                            ______________, 19__

         THE ALLEN GROUP INC., a Delaware corporation (hereinafter called the "Company"), hereby awards unto _____________________ (hereinafter called the "Director") a non-qualified option to purchase _______ shares of Common Stock, par value $1.00 per share, of the Company ("Common Stock") held in the Company's treasury, at a price of $________ per share, on the terms and subject to the conditions hereinafter set forth:

         1. The number of shares and purchase price are subject to adjustment as provided in paragraph 8 hereof.

         2. This option shall expire on the tenth anniversary of the date hereof and shall be exercisable 33 1/3 percent after the first anniversary of the date hereof, 66 2/3 percent after the second anniversary of the date hereof and 100 percent after the third anniversary of the date hereof. Notwithstanding the foregoing, upon the death of the Director at any time prior to the tenth anniversary of the date hereof, or upon the cessation of the Director's service as a director of the Company six months or more after the date hereof and prior to the tenth anniversary of the date hereof, this option shall become immediately exercisable.

         3. (a) If the Director shall cease to serve as a director of the Company at any time six months or more after the date hereof, for any reason other than death, this option may be exercised within three months after such cessation. In the event of the Director's death within such three-month period or if the cessation of the Director's service as director shall have been due to his or her death, this option may be exercised at any time within one year after the Director's death by his or her executor or administrator or by the distributee to whom this option may have been transferred by will or by the laws of descent and distribution.

         (b) Notwithstanding anything to the contrary contained herein, if upon the Director's cessation of service, the Director is or becomes an employee or a senior management consultant to the Company and/or its subsidiaries, this option may be exercised by the Director during the period ending on the earliest of (i) the ninetieth (90th) day following the date that the Director permanently ceases to render employment or consulting services to the Company and/or its subsidiaries, for any reason other than cessation by reason of death, or (ii) the date that is one year after the date described in clause (i) if the Director ceases to render employment or consulting services on account of his or her death (in which case the option may be exercised by the Director's executor or administrator or by the distributee to whom this option may have been transferred by will or by the laws of descent and distribution).

         (c) Except as permitted by this paragraph 3, no option shall be exercisable after the date of cessation of the Director's service as a director of the Company. Anything herein to the contrary notwithstanding, this option may in no event be exercised after the tenth anniversary of the date hereof.

         4. During the lifetime of the Director, this option is exercisable only by the Director, and neither this option nor any right or privilege pertaining hereto may be transferred, assigned, pledged or hypothecated in any way, by operation of law or otherwise, and shall not be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this option or any right or privilege pertaining hereto, otherwise than by will or by the laws of descent and distribution, or upon the levy of any execution, attachment or similar process thereupon, this option and all rights and privileges given hereby shall immediately become null and void.
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         5.   Subject to the conditions set forth herein, this option may be exercised only by the execution and delivery by the Director (or any person entitled to act under paragraph 3 hereof), to the Company of a written notice of exercise in the form attached hereto as EXHIBIT A (with appropriate changes in the case of a deceased Director), specifying the number of shares to be purchased and accompanied by payment in full for the shares purchased, either
(a) in cash; (b) by the delivery of such number of shares of the Company's Common Stock multiplied by the last sale price of such Common Stock as reported on the New York Stock Exchange Composite Tape on the day such notice is received by the Company (or if no sale of such Common Stock shall have been made on such Exchange on that date, on the next preceding day on which there was a sale) which equals the option price stated in this option multiplied by the number of shares subject to that portion of this option in respect of which such notice shall be given; or (c) any combination of cash and shares of the Company's Common Stock valued as of the date and in the manner provided in (b) above. No fractional share of Common Stock shall be issued or transferred, and any such fractional share resulting from an adjustment pursuant to paragraphs 1 and 8 hereof shall be eliminated.

         6. The Company shall, upon payment of the exercise price per share for the number of shares purchased and paid for, make prompt delivery of a certificate evidencing such shares to the Director (or his or her executor, administrator or distributee pursuant to paragraph 3 hereof).

         7. It shall be a condition to the obligation of the Company to issue or transfer shares of Common Stock upon the exercise of this option, whether such purchase price is paid in shares of Common Stock or cash, that the Director (or any person entitled to act under paragraph 3 hereof) pay to the Company, upon its demand, such amount as may be requested by the Company for the purpose of satisfying its liability, if any, to withhold federal, state or local income or other taxes incurred by the Company by reason of the exercise of this option. If the amount requested is not paid, the Company may refuse to issue or transfer shares of Common Stock upon exercise of this option.

         8. The Company shall make or provide for such adjustments in the option price and in the number or kind of shares or other securities covered by this option as the Company in its sole discretion, exercised in good faith, shall determine is equitably required to prevent dilution or enlargement of rights of the Director that would otherwise result from (a) any stock dividend, stock split, combination of shares, issuance of rights or warrants to purchase stock, recapitalization or other changes in the capital structure of the Company, (b) any merger, consolidation, reorganization or partial or complete liquidation, or (c) any other corporate transaction or event having an effect similar to any of the foregoing. The Company also shall make or provide for such adjustments in the number or kind of shares of the Company's Common Stock or other securities which may be acquired pursuant to this option and the number of such securities to be awarded to the Director as the Company in its sole discretion, exercised in good faith, shall determine is appropriate to reflect any transaction or event described in the preceding sentence. The determination of the Company as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive.

         9. The exercise of this option, and the Company's obligation to accept, sell and deliver shares of Common Stock pursuant to any such exercise, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any regulatory or government agency as may be required. The Company shall not be required to issue or deliver any certificate or certificates for shares of its Common Stock prior to (a) the admission of such shares to listing on any stock exchange on which the stock may then be listed and (b) the completion of any registration or other qualification of such shares under any state or federal law or rulings or regulations of any government body, which the Company shall, in its sole discretion, determine to be necessary or advisable.

         10. Except as provided herein, this option may not be amended or otherwise modified in a manner that is adverse to the interests of the Director unless evidenced in writing and signed by the Company and the Director.




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         11.   The granting of this option shall in no way constitute or be evidence of any agreement or understanding, express or implied, that the Director has a right to continue as a director of the Company for any period of time, or at any particular rate of compensation.

         12. All notices required hereby shall, unless otherwise provided herein, be mailed or delivered by hand or by recognized overnight delivery service to the parties at their respective addresses set forth beneath their names below or at such other address as may be designated in writing by either of the parties to one another.

                                          THE ALLEN GROUP INC.

                                          By:
                                            ______________________________

                                          The Allen Group Inc.
                                          25101 Chagrin Boulevard
                                          Suite 350
                                          Beachwood, Ohio 44121
                                          Attn:  Treasurer

         The foregoing option is hereby accepted on the terms and conditions set forth herein.


---------------------------
  Director's Signature


--------------------------
  Director's Social Security Number


--------------------------

--------------------------
  Director's Address

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                                                                       Exhibit A
                                                                       ---------

                              NON-QUALIFIED OPTION

                                                        __________________, 19__

The Allen Group Inc.
25101 Chagrin Boulevard
Suite 350
Beachwood, OH  44122
ATTN:  Treasurer

         I hereby exercise the non-qualified stock option granted to _______________ under date of ________________ to the extent of __________
shares of Common Stock of The Allen Group Inc. (the "Company") (the "Purchased Shares") at the option price of $________ per share, for a total exercise cost of $__________.

         In payment of the option price for the Purchased Shares, I am enclosing the following:

         A. Cash represented by a (personal check) (bank cashier's check) (money order)* payable to the order of the Company in the amount of $____________**, or

         B. ___________ shares of the Company's Common Stock owned by me having an aggregate fair market value to be determined by the last sale price of the Company's Common Stock as reported on the New York Stock Exchange Composite Tape on the date of receipt at the corporate office of the Company of this Exhibit A plus cash, if any, required to complete the full purchase price, represented by a (personal check) (bank cashier's check) (money order)* payable to the order of the Company in the amount of $______________.

         If the aggregate value of the Common Stock tendered herewith plus the amount of any cash do not constitute the full purchase price for the Purchased Shares, I agree to deliver additional shares and/or cash represented by a personal check, bank cashier's check or money order payable to the order of the Company for the balance due promptly after I am notified by you.




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         I understand that all shares issuable to me upon the exercise of such stock option have not been registered by the Company with the United States Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and I also hereby agree that any sale of such shares by me will be made only through a prospectus complying with the registration provisions of the Securities Act of 1933, as amended, or through an exemption from such provisions.

                                        Very truly yours,




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                                        Address:

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------------------------------
    Witness

 *       Strike out words that are not applicable.

** Payment of the option price may also be made by a transfer of funds or an irrevocable credit to an authorized bank account of the Company; in such case, the foregoing exercise of the option will be effective on the date of such transfer or credit.



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